UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 30, 2006

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

10701 E. Ute Street Tulsa, Oklahoma	74116
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 30, 2006, Matrix Service Company (“Matrix”) issued a press release which announced it has been reinstated to the Russell 3000® Index effective June 30, 2006 by Frank Russell Company. Index membership will go into effect immediately as of July 1 and will remain in place for one year. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed or furnished herewith:

Exhibit No.	Description
99.1	Press Release dated June 30, 2006, announcing Matrix Service was reinstated to Russell 3000® Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: June 30, 2006	By:	/s/ George L. Austin
George L. Austin
Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 30, 2006, announcing Matrix Service was reinstated to Russell 3000® Index.